Furmanite Corporation QUARTER ENDED SEPTEMBER 30, 2012 Charles R. Cox, Chairman & CEO Joseph E. Milliron, President & COO Robert S. Muff, Principal Financial Officer Exhibit 99.2

Safe Harbor Statement
Certain of the Company’s statements in this presentation are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. These include statements regarding management’s plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, and other risks and uncertainties detailed most recently in this presentation and the
Company’s Form 10-K as of December 31, 2011 filed with the Securities and Exchange
Commission. One or more of these factors could affect the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements.

3 Opening Comments • Perspective on Financial Results • Major Change for Furmanite in 2012 Charles R. Cox, Chairman & CEO

Furmanite Corporation QUARTER ENDED SEPTEMBER 30, 2012 Financial Review Robert S. Muff, Principal Financial Officer 4

Condensed Consolidated Statements of Operations
($ in 000s except percentages and per share amounts) (Unaudited)

For the Three Months Ended
September 30,
2012
% of
Rev
2011
% of
Rev
Change
Revenues $       75,579
100.0%
$      78,330
100.0%
$     (2,751)
Operating costs 56,141
74.3%
53,807
68.7%
2,334
Depreciation and amortization expense 2,329
3.1%
2,207
2.8%
122
Selling, general and administrative expense 17,613
23.3%
16,769
21.4%
844
Operating income (loss), excluding relocation and
restructuring costs (504)
-0.7%
5,547
7.1%
(6,051)
Relocation and restructuring costs 224
0.3%
25
0.0%
199
Operating income (loss) (728)
-1.0%
5,522
7.1%
(6,250)
Interest and other income (expense), net (309) (604) 295
Income (loss) before income taxes (1,037) 4,918 (5,955)
Income tax expense (243) (1,336) 1,093
Net income (loss) $      (1,280) $        3,582 $     (4,862)
Diluted earnings (loss) per share $        (0.03) $         0.10 $       (0.13)
Adjusted diluted earnings (loss) per share* $        (0.03) $         0.10 $       (0.13)
* Excludes $0.2 million of relocation and restructuring costs, net of tax for the three months ended September 30, 2012. Excludes a nominal amount of restructuring costs, net of tax for the three months ended September 30, 2011.

Condensed Consolidated Statements of Operations
($ in 000s except percentages and per share amounts) (Unaudited)

For the Nine Months Ended
September 30,
2012
% of
Rev
2011
% of
Rev
Change
Revenues $      233,289
100.0%
$     234,393
100.0%
$     (1,104)
Operating costs 166,704
71.5%
160,532
68.5%
6,172
Depreciation and amortization expense 6,318
2.7%
6,280
2.7%
38
Selling, general and administrative expense 54,472
23.3%
51,357
21.9%
3,115
Operating income, excluding relocation and
restructuring costs 5,795
2.5%
16,224
6.9%
(10,429)
Relocation and restructuring costs 2,471
1.1%
270
0.1%
2,201
Operating income 3,324
1.4%
15,954
6.8%
(12,630)
Interest and other income (expense), net (1,107) (857) (250)
Income before income taxes 2,217 15,097 (12,880)
Income tax expense (2,483) (2,343) (140)
Net income (loss) $          (266) $       12,754 $     (13,020)
Diluted earnings (loss) per share $         (0.01) $           0.34 $        (0.35)
Adjusted diluted earnings (loss) per share* $           0.04 $           0.32 $        (0.28)
* Excludes $1.7 million of relocation and restructuring costs, net of tax for the nine months ended September 30, 2012. Excludes $0.2 million of restructuring costs, net of tax and $1.2 million acquisition related income tax benefit for the nine months ended September 30, 2011.

Condensed Consolidated Balance Sheets
($ in 000s)

(Unaudited)
September 30, December 31,
2012 2011
Cash $            33,726 $            34,524
Trade receivables, net 71,548 71,508
Inventories 34,197 26,557
Other current assets 11,521 13,171
Total current assets 150,992 145,760
Property and equipment, net 39,650 34,060
Other assets 32,529 27,412
Total assets $         223,171 $         207,232
Total current liabilities $            46,427 $            41,999
Total long-term debt 39,328 31,051
Other liabilities 16,026 15,293
Total stockholders' equity 121,390 118,889
Total liabilities and
stockholders' equity $        223,171 $        207,232

Condensed Consolidated Statements of Cash Flows
($ in 000s) (Unaudited)

For the Nine Months Ended
September 30,
2012 2011
Net income (loss) $       (266) $     12,754
Depreciation, amortization and other non-cash items 10,200 6,238
Working capital changes 256 (13,364)
Net cash provided by operating activities 10,190 5,628
Capital expenditures (6,108) (3,915)
Acquisitions of assets and business, net of cash acquired (11,700)    (3,815)
Payments on debt (32,720) (85)
Proceeds from issuance of debt 39,300 –
Other, net 63 402
Effect of exchange rate changes on cash 177 (287)
Decrease in cash and cash equivalents (798) (2,072)
Cash and cash equivalents at beginning of period 34,524 37,170
Cash and cash equivalents at end of period $      33,726 $       35,098

Furmanite Corporation QUARTER ENDED SEPTEMBER 30, 2012 Operations Review Joseph E. Milliron, President and Chief Operating Officer 9

10 • Previous Isolated Geographical Project Execution • Past inconsistent Performance • New “Orange Way” Global Project Execution • Expectation of Improved Project Performance Project Execution

As of September 30, 2012

EMEA
APAC
The
Americas
• 744 technicians
• 55% of YTD revenues
• 30 locations
• 380 technicians
• 33% of YTD revenues
• 30 locations
• 137 technicians
• 12% of YTD revenues
• 15 locations
Global Service Network

Business and Geographic Data – On-line¹ Services Revenues
($ in 000’s) (Unaudited)
1
Formerly referred to as under-pressure services
Total Americas EMEA APAC
On-line Services  3   Qtr. 2012 $   30,525 $   16,380 $    10,214 $    3,931
On-line Services  3   Qtr. 2011 30,877 15,678 11,523 3,676
Variance
On-line Services  YTD 2012 $   90,619 $   49,004 $    30,001 $   11,614
On-line Services  YTD 2011 90,426 48,677 31,689 10,060
Variance $   1,554
rd
rd
$       255 $    (352)
$    (1,309)
$       702
$       327
$   (1,688)
$       193

Business and Geographic Data – Off-line¹ Services Revenues
($ in 000’s) (Unaudited)

1
Formerly referred to as turnaround services
Total Americas EMEA APAC
Off-line Services  3   Qtr. 2012 $    32,082 $    17,335 $    10,407 $     4,340
Off-line Services  3   Qtr. 2011 33,083 12,388 13,348 7,347
Variance $    (1,001)
Off-line Services  YTD 2012 $   103,452 $    57,717 $    30,745 $    14,990
Off-line Services  YTD 2011 103,261 48,153 39,037 16,071
Variance
rd
rd
$     (2,941) $    (3,007)
$    (8,292) $    (1,081)
$      4,947
$       191
$      9,564

Furmanite Corporation QUARTER ENDED SEPTEMBER 30, 2012 Charles R. Cox, Chairman & CEO 14

3   Quarter
•
Solid Revenues – No Earnings
•
European Restructuring behind us by year-end
•
Total Restructuring costs projected at $2.7 million
•
Underlying Margins within Prior Year Range
Financial Comments
rd
– $1.9 million charge in fourth quarter

16 • 4 Quarter and Beyond look Potentially Strong • Furmanite is Experiencing More Positive Change – Fully Embraced by the Team • Performance-Based Incentives now in place Positive Future Outlook th

•
Markets Remain Remarkably Consistent with 2010 and 2011
•
Central Europe weak and other Europe markets are slightly
weaker
•
Australia remains strong
•
We aim to be the Best and Most Competitive – Key to
Success in Any Market
Business Conditions

18 • Much Already Accomplished – Direction & Goals Clear • So Much to Improve – so Much Potential! • New Organization and Leadership Teams now in place • 2013 will be Exciting Summary

To safely and ethically establish
Furmanite as the World leader in all our
Service Lines by 2014, through
Innovation, Global Teamwork, Market
Dominance, Project Excellence and
Customer Service Perfection.
“The World Leader in All Service Lines by
2014”

Furmanite Vision

Furmanite Corporation Review of 3Q 2012 November 7, 2012 www.furmanite.com 20